                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         MAY 1, 2003



                      UNITED STATES LIME & MINERALS, INC.
               (Exact Name of Registrant as Specified in Charter)


             TEXAS                            0-4197                          75-0789226
(State or other jurisdiction of      (Commission File Number)    (I.R.S. Employer Identification No.)
 incorporation or organization)


13800 MONTFORT DRIVE, SUITE 330, DALLAS, TEXAS                                   75240
    (Address of principal executive offices)                                   (Zip Code)



                                 (972) 991-8400
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)




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Item 7. Exhibits

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
Exhibit
Number    Exhibit
-------   -------
 99.1     News Release of United States Lime & Minerals, Inc. dated May 1, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         The following information is furnished pursuant to Item 9, Regulation Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

         On May 1, 2003, United States Lime & Minerals, Inc. issued a News Release announcing the financial results for the quarter ended March 31, 2003. A copy of the News Release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as shall be expressly set forth by specific reference in such a filing.



                                       1


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2003             UNITED STATES LIME & MINERALS, INC.



                              By: /s/ M. Michael Owens
                                  ----------------------------------------------
                                      M. Michael Owens, Vice President and Chief
                                      Financial Officer

                                       2


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                                  EXHIBIT INDEX


Exhibit
Number     Exhibit
-------    -------
99.1       News Release of United States Lime & Minerals, Inc. dated May 1, 2003